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                                                                    EXHIBIT 10.4


                             PROPOSAL TO AMEND LEASE
                                   BUILDING 2

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LANDLORD:                 Washington Capital Management, Inc.

TENANT:                   SeaMED Corporation

PREMISES:                 Approximately 81,000 rentable square feet in Building
                          B which is projected to total 81,000 square feet as outlined on Exhibit A (site plan). Premises are measured to the edge of the roofline.

LEASE TERM:               Ten (10) years commencing January 1, 1999. Please see
                          attached schedule.

BASE RENT:                               Leased        $/SF/           Total
                              Months     Sq. Feet      Month          $/Month
                              ------     --------      -----          -------
                               01-06      40,500     $1.070 psf,     $ 43,335
                                                         NNN
                               07-12      60,750     $1.070 psf,       65,002
                                                         NNN
                               13-36      81,000     $1.070 psf,       86,670
                                                         NNN
                               37-72      81,000     $1.161 psf,       94,080
                                                         NNN
                              73-108      81,000     $1.261 psf,      102,156
                                                         NNN
                             109-120      81,000     $1.37 psf,       110,960
                                                         NNN

EXPENSES:                 In addition to the Base Rent, Tenant shall pay all
                          operating expenses associated with the Premises including, but not limited to, utilities, real estate taxes, building insurance, janitorial, and common area maintenance for the leased square footage as described above.

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BUILDING SHELL:           Landlord, at its sole cost and expense, shall
                          construct the building core and shell ("Core and Shell") which shall include base electrical to panel, two (2) hydraulic elevators (one of them being an Otis 4500# capacity approximately, 5'8" wide by 7'11" long by 9'7" tall, or equivalent and the other being a normal passenger elevator), stairwells designed to meet fire codes, restroom plumbing infrastructure stubbed in, loading doors with dock levelers at each dock high door, sprinkler system installed with monitoring devices, roof insulation, HVAC screening, landscaping, and parking lot improvements.

TENANT IMPROVEMENT
ALLOWANCE:                Exhibit B--Landlord's Work is modified as follows:

                          F) Landlord shall provide a tenant improvement allowance of $2,340,000 (inclusive of sales tax, permit fees, and space planning fees) for improvements to the Premises above the Core and Shell (the "Tenant Improvements"). At Tenant's option, Landlord shall provide an additional allowance of up to $160,000 (the "Additional Allowance"). The Additional Allowance shall be amortized over the Lease Term as set forth in paragraph H below.

                          PARAGRAPH G, Substitute $2,340,000 for $750,000.

                          PARAGRAPH I, Substitute $2,500,000 for $840,000.

ARCHITECT:                The architect for both Core and Shell and Tenant
                          Improvements shall be Lance Mueller & Associates.

CONTRACTOR:               The general contractor for both Core and Shell and
                          Tenant Improvements shall be Foushee and Associates.

MISCELLANEOUS:            1)      Delete Article 17 and Article 18.

                          2) Modify Schedule 1, Outline Specification, to include building dimensions and attached site plan approved by both parties.
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This proposal, once accepted, shall serve as the outline for an amendment to the existing Building 2 lease. This proposal is subject to approval by SeaMED's
Board of Directors. The next scheduled board meeting is July 31, 1997.

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ACKNOWLEDGED AND AGREED:                     ACKNOWLEDGED AND AGREED:
SeaMED Corporation                           Washington Capital Management, Inc.


By:          /s/ DON RICH                    By:      /s/ MICHAEL S. BARNES
    ---------------------------------            -------------------------------


Its:      Sr. V.P. Operations                Its:               VP
     --------------------------------             ------------------------------
Date:           7/17/97                      Date:            7/18/97
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